Exhibit 99.2

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data)

	2017	2016

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Statement of Income Data
Total interest income	$32,889	$31,567	$30,005	$30,732	$28,318
Total interest expense	2,638	2,535	2,388	2,374	2,375
Net interest income	30,251	29,032	27,617	28,358	25,943
Provision for loan losses	(257)	(752)	71	(789)	(9)
Total noninterest income	31,087	31,332	43,962	38,356	31,035
Total noninterest expense	46,417	47,319	55,529	50,595	41,347
Net income before income taxes	15,178	13,797	15,979	16,908	15,640
Income tax expense	5,425	4,787	14,772	1,133	1,041
Net income	$9,753	$9,010	$1,207	$15,775	$14,599
Net interest income (tax—equivalent basis)	$30,963	$29,686	$28,213	$28,967	$26,445
Pro forma net income (C-Corp basis)	$9,753	$9,010	$10,033	$10,576	$9,803
Pro forma core net income*	$10,284	$10,484	$12,935	$13,151	$9,709
Per Common Share
Diluted net income	$0.40	$0.37	$0.07	$0.92	$0.85
Pro forma net income- diluted (C Corp basis)	$0.40	$0.37	$0.55	$0.62	$0.57
Pro forma core net income- diluted*	$0.42	$0.43	$0.71	$0.77	$0.57
Book value	14.16	13.71	13.73	15.47	14.74
Tangible book value*	12.05	11.58	11.56	12.41	11.65
Weighted average number of shares-diluted	24,610,991	24,500,943	18,332,192	17,180,000	17,180,000
Period-end number of shares	24,154,323	24,107,660	23,975,122	17,180,000	17,180,000
Selected Balance Sheet Data
Cash and due from banks	$53,748	$50,157	$51,292	$52,122	$51,133
Loans held for investment	1,900,995	1,848,784	1,793,343	1,750,304	1,712,386
Allowance for loan losses	(22,898)	(21,747)	(23,290)	(23,734)	(24,431)
Loans held for sale	365,173	507,442	486,601	322,249	233,110
Available-for-sale securities, fair value	567,886	582,183	553,357	550,307	587,377
Foreclosed real estate, net	6,811	7,403	8,964	9,902	10,533
Total assets	3,166,459	3,276,881	3,187,180	2,917,958	2,855,563
Total deposits	2,701,199	2,671,562	2,640,072	2,514,297	2,469,133
Core deposits*	2,638,530	2,611,438	2,575,797	2,455,298	2,417,089
Borrowings	44,552	194,892	125,291	55,785	56,201
Total shareholders' equity	342,142	330,498	329,108	265,768	253,236
Selected Ratios
Return on average:
Assets	1.25%	1.12%	0.16%	2.19%	2.03%
Shareholders' equity	11.87%	11.24%	1.74%	24.42%	23.79%
Tangible common equity*	14.03%	13.40%	2.14%	30.64%	30.35%
Pro forma return on average (C-Corp basis):
Assets	1.25%	1.12%	1.32%	1.47%	1.37%
Shareholders' equity	11.87%	11.24%	14.43%	16.37%	15.97%
Tangible common equity*	14.03%	13.40%	17.79%	20.55%	20.38%
Average shareholders' equity to average assets	10.50%	9.95%	9.17%	8.96%	8.55%
Net interest margin (tax-equivalent basis)	4.28%	3.99%	4.05%	4.40%	4.03%
Efficiency ratio (GAAP)	75.67%	78.39%	77.58%	75.84%	72.57%
Core efficiency ratio (tax-equivalent basis)*	73.29%	73.72%	69.65%	67.80%	71.59%
Loans held for investment to deposit ratio	70.38%	69.20%	67.93%	69.61%	69.35%
Total loan to deposit ratio	83.89%	88.20%	86.36%	82.43%	78.79%
Yield on interest-earning assets	4.65%	4.33%	4.40%	4.74%	4.39%
Cost of interest-bearing liabilities	0.51%	0.49%	0.48%	0.46%	0.48%
Cost of total deposits	0.32%	0.29%	0.30%	0.28%	0.29%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	1.20%	1.18%	1.30%	1.36%	1.43%
Net recoveries (charge-off's) as a percentage of average total loans held
for investment	0.31%	(0.17)%	(0.12)%	0.02%	(0.00)%
Nonperforming assets as a percentage of total assets	0.56%	0.58%	0.68%	0.78%	0.83%
Preliminary capital ratios (Consolidated)				`
Shareholders' equity to assets	10.81%	10.09%	10.33%	9.11%	8.87%
Tangible common equity to tangible assets*	9.34%	8.65%	8.84%	7.44%	7.14%
Tier 1 capital (to average assets)	10.46%	10.06%	10.32%	7.98%	7.81%
Tier 1 capital (to risk-weighted assets)	12.42%	12.21%	12.37%	9.57%	9.68%
Total capital (to risk-weighted assets)	13.28%	13.04%	13.32%	11.00%	11.21%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	11.14%	11.05%	11.16%	8.30%	8.35%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data)

						Q1 2017	Q1 2017
						-	-
	2017	2016				Q4 2016	Q1 2016
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$29,006	$28,125	$26,550	$26,878	$24,312	3.13%	19.31%
Interest on securities
Taxable	2,567	2,350	2,402	2,849	3,045	9.23%	-15.70%
Tax-exempt	1,040	947	875	845	705	9.82%	47.52%
Other	276	145	178	108	180	90.34%	53.33%
Total interest income	32,889	31,567	30,005	30,680	28,242	4.19%	16.45%
Interest expense:
Deposits
Demand and savings accounts	1,531	1,387	1,340	1,289	1,397	10.38%	9.59%
Time deposits	583	551	575	441	362	5.81%	61.05%
Short-term borrowings	10	20	13	29	59	-50.00%	-83.05%
Long-term debt	514	577	460	563	481	-10.92%	6.86%
Total interest expense	2,638	2,535	2,388	2,322	2,299	4.06%	14.75%
Net interest income	30,251	29,032	27,617	28,358	25,943	4.20%	16.61%
Provision for loan losses	(257)	(752)	71	(789)	(9)	-65.82%	2755.56%
Net interest income after provision for loan losses	30,508	29,784	27,546	29,147	25,952	2.43%	17.56%
Noninterest income:
Mortgage banking income	25,080	26,177	36,938	30,133	24,503	-4.19%	2.35%
Service charges on deposit accounts	1,766	1,880	1,870	2,276	1,983	-6.06%	-10.94%
ATM and interchange fees	2,047	2,035	1,814	1,907	2,035	0.59%	0.59%
Investment services income	814	829	857	958	693	-1.81%	17.46%
Gain on sale of securities	1	-	416	2,591	1,400	100.00%	-99.93%
Gain (loss) on sales or write-downs of foreclosed assets	748	(222)	1,646	(131)	(11)	-436.94%	-6900.00%
Gain (loss) on other assets	-	(127)	7	(123)	140	-100.00%	-100.00%
Other incomse	631	760	414	745	292	-16.97%	116.10%
Total noninterest income	31,087	31,332	43,962	38,356	31,035	-0.78%	0.17%
Total revenue	61,338	60,364	71,579	66,714	56,978	1.61%	7.65%
Noninterest expenses:
Salaries, commissions and employee benefits	29,006	29,506	34,010	26,688	23,788	-1.69%	21.94%
Occupancy and equipment expense	3,109	3,044	3,171	3,226	3,170	2.14%	-1.92%
Legal and professional fees	1,428	810	816	856	1,032	76.30%	38.37%
Data processing	1,501	1,490	1,294	669	728	0.74%	106.18%
Merger and conversion	487	-	1,122	1,540	606	100.00%	-19.64%
Amortization of core deposit intangibles	392	527	526	527	552	-25.62%	-28.99%
Amortization of mortgage servicing rights	-	2,100	2,796	1,968	1,457	-100.00%	-100.00%
(Recovery of) impairment of mortgage servicing rights	-	(3,411)	2,402	4,914	773	-100.00%	-100.00%
Loss on sale of mortgage servicing rights		4,447	-	-	-	100.00%	100.00%
Regulatory fees and deposit insurance assessments	435	471	465	529	487	-7.64%	-10.68%
Software license and maintenance fees	457	513	503	1,349	509	-10.92%	-10.22%
Advertising	2,932	2,537	2,220	3,601	2,250	15.57%	30.31%
Other expense	6,670	5,285	6,204	4,728	5,995	26.21%	11.26%
Total noninterest expense	46,417	47,319	55,529	50,595	41,347	-1.91%	12.26%
Net income before income taxes	15,178	13,797	15,979	16,908	15,640	10.01%	-2.95%
Income tax expense	5,425	4,787	14,772	1,133	1,041	13.33%	421.13%
Net income	$9,753	$9,010	$1,207	$15,775	$14,599	8.25%	-33.19%
Weighted average common shares outstanding:
Basic	24,138,437	23,977,028	18,259,128	17,180,000	17,180,000
Fully diluted	24,610,991	24,500,943	18,332,192	17,180,000	17,180,000
Earnings per share
Basic	$0.40	$0.38	$0.07	$0.92	$0.85
Fully diluted	$0.40	$0.37	$0.07	$0.92	$0.85

Pro Forma (C Corp basis):
Income tax expense	$5,425	$4,787	$5,946	$6,332	$5,837
Net income	$9,753	$9,010	$10,033	$10,576	$9,803
Earnings per share
Basic	$0.40	$0.38	$0.55	$0.62	$0.57
Fully diluted	$0.40	$0.37	$0.55	$0.62	$0.57

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except Share Data)

						Annualized
						Q1 2017	Q1 2017
						-	-
	2017	2016				Q4 2016	Q1 2016
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$53,748	$50,157	$51,292	$52,122	$51,133	29.04%	5.11%
Federal funds sold	18,512	13,037	8,848	13,415	11,662	170.32%	58.74%
Interest bearing deposits in financial institutions	57,292	73,133	57,157	23,382	51,766	-87.85%	10.67%
Cash and cash equivalents	129,552	136,327	117,297	88,919	114,561	-20.15%	13.09%
Investments:
Available-for-sale securities, at fair value	567,886	582,183	553,357	550,307	587,377	-9.96%	-3.32%
Federal Home Loan Bank stock, at cost	7,743	7,743	6,528	6,528	6,528	0.00%	18.61%
Loans held for sale, at fair value	365,173	507,442	486,601	322,249	233,110	-113.70%	56.65%
Loans	1,900,995	1,848,784	1,793,343	1,750,304	1,712,386	11.45%	11.01%
Less: allowance for loan losses	22,898	21,747	23,290	23,734	24,431	21.46%	-6.27%
Net loans	1,878,097	1,827,037	1,770,053	1,726,570	1,687,955	11.33%	11.26%
Premises and equipment, net	66,108	66,651	65,882	65,686	66,530	-3.30%	-0.63%
Foreclosed real estate, net	6,811	7,403	8,964	9,902	10,533	-32.43%	-35.34%
Interest receivable	7,247	7,241	7,040	6,627	7,293	0.34%	-0.63%
Mortgage servicing rights, net	47,593	32,070	46,291	40,382	36,611	196.30%	30.00%
Goodwill	46,867	46,867	46,867	46,867	46,867	0.00%	0.00%
Core deposit intangible, net	4,171	4,563	5,090	5,616	6,143	-34.84%	-32.10%
Other assets	39,211	51,354	73,210	48,305	52,055	-95.90%	-24.67%
Total assets	$3,166,459	$3,276,881	$3,187,180	$2,917,958	$2,855,563	-13.67%	10.89%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Demand deposits
Noninterest-bearing	$696,112	$697,072	$726,248	$680,165	$617,663	-0.56%	12.70%
Interest-bearing	1,473,535	1,449,382	1,382,981	1,304,606	1,316,289	6.76%	11.95%
Savings deposits	142,019	134,077	131,819	129,944	220,401	24.02%	-35.56%
Time deposits	389,533	391,031	399,024	399,582	314,780	-1.55%	23.75%
Total deposits	2,701,199	2,671,562	2,640,072	2,514,297	2,469,133	4.50%	9.40%
Securities sold under agreements to repurchase	18,130	21,561	29,137	29,278	40,389	-64.54%	-55.11%
Short-term borrowings	—	150,000	80,000	—	—	-405.56%	0.00%
Long-term debt	44,552	44,892	45,291	55,785	56,201	-3.07%	-20.73%
Accrued expenses and other liabilities	60,436	58,368	63,572	52,830	36,604	14.37%	65.11%
Total liabilities	2,824,317	2,946,383	2,858,072	2,652,190	2,602,327	-16.80%	8.53%
Shareholders' equity:
Common stock, $1 par value	24,155	24,108	23,975	17,180	17,180	0.79%	40.60%
Additional paid-in capital	214,160	213,480	211,765	94,544	94,544	1.29%	126.52%
Retained earnings	104,152	93,784	84,774	143,567	132,092	44.83%	-21.15%
Accumulated other comprehensive (loss) income, net	(325)	(874)	8,594	10,477	9,420	-254.75%	-103.45%
Total shareholders' equity	342,142	330,498	329,108	265,768	253,236	14.29%	35.11%
Total liabilities and shareholders' equity	$3,166,459	$3,276,881	$3,187,180	$2,917,958	$2,855,563	-13.67%	10.89%

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)

	Three Months Ended			Three Months Ended
	March 31, 2017			December 31, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,869,951	$25,001	5.42%	$1,811,136	$24,001	5.27%
Loans held for sale	381,932	4,046	4.30%	510,219	4,167	3.25%
Securities:
Taxable	456,634	2,567	2.28%	455,275	2,350	2.05%
Tax-exempt(1)	117,615	1,711	5.90%	108,230	1,558	5.73%
Total Securities(1)	574,249	4,278	3.02%	563,505	3,908	2.76%
Federal funds sold	14,327	27	0.76%	10,192	15	0.59%
Interest-bearing deposits with other financial institutions	82,981	171	0.84%	60,438	65	0.43%
FHLB stock	7,743	78	4.09%	6,931	65	3.73%
Total interest earning assets(1)	2,931,183	33,601	4.65%	2,962,421	32,221	4.33%
Noninterest Earning Assets:
Cash and due from banks	51,614			43,883
Allowance for loan losses	(21,955)			(23,283)
Other assets	211,307			223,377
Total noninterest earning assets	240,966			243,977
Total assets	$3,172,149			$3,206,398
Interest-bearing liabilities:
Interest bearing deposits:
Time deposits	$390,212	$583	0.61%	$394,739	$551	0.56%
Money market	729,934	785	0.44%	693,790	662	0.38%
Negotiable order of withdrawals	718,957	695	0.39%	679,100	674	0.39%
Savings deposits	136,627	51	0.15%	132,016	51	0.15%
Total interest bearing deposits	1,975,730	2,114	0.43%	1,899,645	1,938	0.41%
Other interest-bearing liabilities:
FHLB advances	60,569	191	1.28%	117,825	258	0.87%
Other borrowings	18,884	10	0.21%	25,545	22	0.31%
Long-term debt	30,930	323	4.24%	32,609	317	3.89%
Total other interest-bearing liabilities	110,383	524	1.93%	175,979	597	1.35%
Total Interest-bearing liabilities	2,086,113	2,638	0.51%	2,075,624	2,535	0.49%
Noninterest bearing liabilities:
Demand deposits	708,612			768,018
Other liabilities	44,246			43,770
Total noninterest-bearing liabilities	752,858			811,788
Total liabilities	2,838,971			2,887,412
Shareholders' equity	333,178			318,986
Total liabilities and shareholders' equity	$3,172,149			$3,206,398
Net interest income (1)		$30,963			$29,686
Interest rate spread (1)			4.22%			3.92%
Net interest margin (1)			4.28%			3.99%
Net interest margin (excluding accretion)(1)			4.12%			3.94%
Average interest-earning assets to average interest- bearing liabilities			140.5%			142.7%
Tax equivalent adjustment		$712			$654
Loan yield components:
Contractual interest rate on loans held for
investment (1)		$21,638	4.69%		$21,790	4.79%
Origination and other loan fee income		1,850	0.40%		1,868	0.41%
Accretion on purchased loans		1,160	0.25%		343	0.08%
Syndication fee income		353	0.08%		—	—
Total loan yield		$25,001	5.42%		$24,001	5.27%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2016			June 30, 2016			March 31, 2016
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans(1)	$1,750,300	$23,633	5.37%	$1,736,493	$24,843	5.75%	$1,704,973	$22,305	5.26%
Loans held for sale	409,736	2,948	2.86%	276,943	2,099	3.05%	250,355	2,054	3.30%
Securities:
Taxable	454,601	2,426	2.12%	499,617	2,849	2.29%	534,000	3,045	2.29%
Tax-exempt(1)	100,947	1,440	5.67%	82,368	1,390	6.79%	70,561	1,160	6.61%
Total Securities(1)	555,548	3,866	2.77%	581,985	4,239	2.93%	604,561	4,205	2.80%
Federal funds sold	14,748	18	0.49%	10,745	16	0.60%	15,066	15	0.40%
Interest-bearing deposits with other financial institutions	32,262	71	0.88%	46,594	26	0.22%	46,519	99	0.86%
FHLB stock	6,528	65	3.96%	6,528	66	4.07%	6,528	66	4.07%
Total interest earning assets(1)	2,769,122	30,601	4.40%	2,659,288	31,289	4.73%	2,628,002	28,744	4.40%
Noninterest Earning Assets:
Cash and due from banks	46,440			46,646			47,211
Allowance for loan losses	(23,493)			(24,625)			(24,480)
Other assets	223,601			218,765			234,714
Total noninterest earning assets	246,548			240,786			257,445
Total assets	$3,015,670			$2,900,074			$2,885,447
Interest-bearing liabilities:
Interest bearing deposits:
Time deposits	$400,088	$575	0.57%	$310,744	$441	0.57%	$319,715	$362	0.46%
Money market	622,430	650	0.42%	585,947	446	0.31%	630,911	534	0.34%
Negotiable order of withdrawals	683,527	639	0.37%	717,590	687	0.39%	656,643	643	0.39%
Savings deposits	130,864	51	0.16%	220,639	156	0.28%	208,629	220	0.42%
Total interest bearing deposits	1,836,909	1,915	0.41%	1,834,920	1,730	0.38%	1,815,898	1,759	0.39%
Other interest-bearing liabilities:
FHLB advances	58,803	171	1.16%	36,773	135	1.48%	43,306	124	1.15%
Other borrowings	30,515	13	0.17%	34,041	23	0.27%	99,779	63	0.25%
Long-term debt	39,910	289	2.88%	41,005	434	4.26%	41,005	353	3.46%
Total other interest-bearing liabilities	129,228	473	1.46%	111,819	592	2.13%	184,090	540	1.18%
Total Interest-bearing liabilities	1,966,137	2,388	0.48%	1,946,739	2,322	0.48%	1,999,988	2,299	0.46%
Noninterest bearing liabilities:
Demand deposits	738,328			668,295			605,578
Other liabilities	34,656			25,252			33,050
Total noninterest-bearing liabilities	772,984			693,547			638,628
Total liabilities	2,739,121			2,640,286			2,638,616
Shareholders' equity	276,549			259,790			246,831
Total liabilities and shareholders' equity	$3,015,670			$2,900,076			$2,885,447
Net interest income (1)		$28,213			$28,967			$26,445
Interest rate spread (1)			3.98%			4.36%			4.00%
Net interest margin (1)			4.05%			4.40%			4.03%
Net interest margin (excluding accretion)(1)			3.94%			4.16%			3.90%
Average interest-earning assets to average interest-bearing liabilities			140.8%			136.6%			131.4%
Tax equivalent adjustment		$596			$609			$502
Loan yield components:
Contractual interest rate on loans held for
Investment (1)		$20,513	4.66%		$19,927	4.62%		$20,116	4.75%
Origination and other loan fee income		2,306	0.52%		2,536	0.59%		1,363	0.32%
Accretion on purchased loans		814	0.19%		1,555	0.36%		826	0.19%
Syndication fee income		—	—		825	0.19%		—	—
Total loan yield		$23,633	5.37%		$24,843	5.75%		$22,305	5.26%

(1) Includes tax equivalent adjustment using combined rate of 39.225%

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017	2016
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment
Net interest income	$29,856	$28,959	$28,142	$29,217	$26,014
Provision for loan losses	(257)	(752)	71	(789)	(9)
Mortgage banking income- retail footprint	5,666	3,202	8,981	7,215	6,144
Other noninterest income	6,007	5,155	7,024	8,223	6,532
Other noninterest mortgage banking expenses	4,836	1,950	6,215	4,072	3,858
Noninterest expense	28,747	26,856	31,785	28,144	25,607
Pre-tax income after allocations	$13,039	$12,449	$12,291	$17,300	$13,092
Total assets	2,705,118	2,752,773	2,661,116	2,508,867	2,534,423
Intracompany funding income included in net interest income	3,551	4,081	3,473	2,824	2,259
Core efficiency ratio*	64.41%	62.57%	65.22%	63.06%	66.72%
Mortgage segment
Net interest income	$395	$40	$(525)	$(859)	$(71)
Provision for loan losses	-	-	-	-	-
Noninterest income	19,414	22,975	27,957	22,918	18,359
Noninterest expense	17,670	22,256	23,744	22,451	15,740
Direct contribution	$2,139	$759	$3,688	$(392)	$2,548
Total assets	461,341	524,108	526,064	409,091	321,140
Intracompany funding charge included
in net interest income	3,551	4,081	3,473	2,824	2,259
Core efficiency ratio*	88.73%	84.56%	76.34%	76.52%	81.52%
Interest rate lock commitments
volume during the period
Consumer direct	$616,330	$645,896	$1,019,557	$883,395	$787,536
Third party origination (TPO)	258,996	228,982	248,092	240,477	188,101
Retail	282,698	256,812	329,527	313,404	243,936
Correspondent	440,206	331,622	221,562	26,810	-
Total	$1,598,230	$1,463,312	$1,818,738	$1,464,086	$1,219,573
Interest rate lock commitments
pipeline (period end)
Consumer direct	$158,393	$307,699	$573,636	$479,005	$338,506
Third party origination (TPO)	101,509	79,967	97,353	105,590	83,911
Retail	93,184	77,033	107,419	122,951	91,921
Correspondent	95,923	68,221	72,092	20,392	-
Total	$449,009	$532,920	$850,500	$727,938	$514,338
Mortgage closings
Consumer direct	$537,544	$779,135	$686,882	$579,589	$419,894
Third party origination (TPO)	182,992	192,668	210,157	171,835	145,040
Retail	67,613	64,910	74,262	64,304	43,730
Retail footprint	162,250	178,583	212,266	174,545	125,770
Reverse	18,114	19,490	20,351	17,008	15,341
Correspondent	378,022	316,465	155,191	4,145	-
Total	$1,346,535	$1,551,251	$1,359,109	$1,011,426	$749,775
Gains from origination and sale of
mortgage loans held for sale	$27,577	$29,518	$25,477	$22,867	$16,610
Net change in fair value of loans held for sale and derivatives	(4,744)	(7,092)	7,800	4,611	5,897
Change in fair value of mortgage servicing rights	(501)	-	-	-	-
Mortgage servicing income	2,748	3,751	3,661	2,655	1,996
Total mortgage banking
income	$25,080	$26,177	$36,938	$30,133	$24,503

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2017	2016
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans by market
Metropolitan	$1,394,533	$1,352,181	$1,296,673	$1,248,548	$1,227,944
Community	473,250	465,928	465,946	464,876	457,807
Other	33,212	30,675	30,724	36,880	26,635
Total	$1,900,995	$1,848,784	$1,793,343	$1,750,304	$1,712,386
Deposits by market
Metropolitan	1,511,697	1,523,116	$1,494,267	$1,380,854	$1,353,613
Community	1,141,761	1,103,033	1,084,243	1,089,305	1,115,520
Mortgage (1)	47,741	45,413	61,562	44,138	-
Total	$2,701,199	$2,671,562	$2,640,072	$2,514,297	$2,469,133

(1) Deposits related to escrow balances from mortgage servicing portfolio

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2017	2016
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Loan portfolio
Commercial and industrial	$399,333	$386,233	$360,816	$346,381	$320,499
Construction	267,998	245,905	234,486	216,181	214,536
Residential real estate:
1-to-4 family mortgage	302,166	294,924	286,605	287,989	290,542
Residential line of credit	177,928	177,190	173,898	174,525	171,218
Multi-family mortgage	45,244	44,977	54,129	41,005	59,123
Commercial real estate:
Owner occupied	359,120	357,346	370,326	363,737	361,156
Non-owner occupied	273,716	267,902	237,550	237,252	226,734
Consumer and other	75,490	74,307	75,533	83,234	68,578
Total loans held for investment	$1,900,995	$1,848,784	$1,793,343	$1,750,304	$1,712,386

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$21,747	$23,290	$23,734	$24,431	$24,460
Charge-off's	(442)	(1,230)	(714)	(654)	(252)
Recoveries	1,850	439	199	746	232
Provision for loan losses	(257)	(752)	71	(789)	(9)
Allowance for loan losses at the end of the period	$22,898	$21,747	$23,290	$23,734	$24,431

Allowance for loan losses as a percentage of total loans held for investment	1.20%	1.18%	1.30%	1.36%	1.43%

Charge-offs
Commercial and Industrial	$(169)	$(6)	$(358)	$(196)	$(2)
Construction	(6)	-	-	(2)	-
Residential real estate:
1-to-4 family mortgage	(88)	(5)	(166)	(53)	-
Residential line of credit	-	(28)	(29)	(75)	-
Multi-family mortgage	-	-	-	-	-
Commercial real estate:
Owner occupied	-	(156)	-	(93)	-
Non-owner occupied	-	(527)	-	-	-
Consumer and other	(179)	(508)	(161)	(235)	(250)
Total Charge Offs:	(442)	(1,230)	(714)	(654)	(252)
Recoveries
Commercial and Industrial	83	44	8	462	10
Construction	29	79	32	64	41
Residential real estate:
1-to-4 family mortgage	1,665	18	2	45	62
Residential line of credit	56	31	36	70	37
Multi-family mortgage	-	-	-	-	-
Commercial real estate:
Owner occupied	4	125	4	5	6
Non-owner occupied	-	168	22	1	4
Consumer and other	13	(26)	95	99	72
Total Recoveries:	1,850	439	199	746	232
Net recoveries (charge-off's)	$1,408	$(791)	$(515)	$92	$(20)

Net recoveries (charge-off's) as a percentage of average total loans	0.31%	(0.17%)	(0.12%)	0.02%	0.00%

Loans classified as substandard	$37,556	$38,585	$40,056	$41,709	$46,295

Nonperforming assets
Past due 90 days or more and accruing interest	$1,590	$1,329	$1,342	$1,354	$1,431
Non-accrual	7,706	8,729	9,622	9,752	10,064
Total nonperforming loans	$9,296	$10,058	$10,964	$11,106	$11,495
Other real estate owned	6,811	7,403	8,964	9,902	10,533
Other	1,654	1,654	1,654	1,654	1,654
Total nonperforming assets	$17,761	$19,115	$21,582	$22,662	$23,682
Total nonperforming loans as a percentage of loans held for investment	0.49%	0.54%	0.61%	0.63%	0.67%
Total nonperforming assets as a percentage of total assets	0.56%	0.58%	0.68%	0.78%	0.83%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.05%	0.04%	0.04%	0.05%	0.05%
Loans restructured as troubled debt restructurings	$8,681	$8,801	$10,125	$14,970	$15,444
Troubled debt restructurings as a percentage of loans held for investment	0.46%	0.48%	0.56%	0.86%	0.90%

Note: During the fourth quarter of 2016, the Company realigned certain loan call report codes to better align with financial reporting categories. All periods shown have been amended to reflect this change.

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2017	December 31, 2016

Total Equity	$342,142	$330,498
Less:
Goodwill	46,867	46,867
Other intangibles	4,171	4,563
Tangible Common Equity	$291,104	$279,068

Total Assets	$3,166,459	$3,276,881
Less:
Goodwill	46,867	46,867
Other intangibles	4,171	4,563
Tangible Assets	$3,115,421	$3,225,451

Total Common Equity to Total Assets	10.81%	10.09%
Tangible Common Equity to Tangible Assets*	9.34%	8.65%

	March 31, 2017	December 31, 2016
Preliminary Regulatory Capital Ratios:
Common Equity Tier 1 Capital	$297,671	$287,146
Tier 1 Capital	$327,691	$317,146
Total Capital	$350,569	$338,893

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.14%	11.04%
Tier 1 Risk-Based	12.42%	12.19%
Total Risk-Based	13.28%	13.03%
Tier 1 Leverage	10.46%	10.05%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2017	2016
Securities available for sale (at fair value)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Debt securities
U.S. government agency securities	$ 987	$ 985	$ 2,501	$ 15,510	$ 19,181
Mortgage-backed securities - residential	425,943	443,908	433,564	425,311	472,706
Municipals, tax exempt	120,560	116,923	104,112	96,001	82,043
Treasury securities	11,773	11,757	4,506	4,513	4,506
Total debt securities	559,263	573,573	544,683	541,335	578,436
Equity securities	8,623	8,610	8,674	8,972	8,941
Total securities available-for-sale	$ 567,886	$ 582,183	$ 553,357	$ 550,307	$ 587,377

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2017	2016
Pro forma core net income	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Pre-tax net income	$15,178	$13,797	$15,979	$16,908	$15,640
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights	(501)	-	-	-	-
Less gain on sale of securities	1	-	416	2,591	1,400
Less gain (loss) on sales or write-downs of foreclosed and other assets	748	(349)	1,653	(254)	129
Noninterest expenses
Plus one-time equity grants	-	-	2,960	-	-
Plus variable compensation charge related to cash settled equity awards	635	1,041	213	-	-
Plus merger and conversion	487	-	1,122	1,540	606
Plus (recovery of) impairment of mortgage servicing rights	-	(3,411)	2,402	4,914	773
Plus loss on sale of mortgage servicing rights	-	4,447	-	-	-
Pre tax core net income	$16,052	$16,223	$20,607	$21,025	$15,490
Pro forma core income tax expense	5,768	5,739	7,672	7,874	5,781
Pro forma core net income	$10,284	$10,484	$12,935	$13,151	$9,709
Weighted average common shares outstanding fully diluted	24,610,991	24,500,943	18,332,192	17,180,000	17,180,000

Pro forma core diluted earnings per share
Diluted earning per share	$0.40	$0.37	$0.07	$0.92	$0.85
Non-core items:
Noninterest income
Less change in fair value on mortgage servicing rights	(0.02)	-	-	-	-
Less gain on sale of securities	0.00	-	0.02	0.15	0.08
Less (loss) gain on sales or write-downs of foreclosed and other assets	0.03	(0.01)	0.09	(0.01)	0.01

Noninterest expenses
Plus one-time equity grants	-	-	0.16	-	-
Plus variable compensation charge related to cash settled equity awards	0.03	0.04	0.01	-	-
Plus merger and conversion	0.02	-	0.06	0.09	0.04
Plus (recovery of) impairment of mortgage servicing rights	-	(0.14)	0.13	0.29	0.04
Plus loss on sale of mortgage servicing rights	-	0.18	-	-	-
Tax effect	(0.0)	(0.04)	0.39	(0.39)	(0.28)
Pro forma core diluted earnings per share	$0.42	$0.43	$0.71	$0.77	$0.57

	2017	2016
Core efficiency ratio (tax-equivalent basis)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total noninterest expense	$46,417	$47,319	$55,529	$50,595	$41,347
Less one-time equity grants	-	-	2,960	-	-
Less variable compensation charge related to cash settled equity awards	635	1,041	213	-	-
Less merger and conversion expenses	487	-	1,122	1,540	606
Less (recovery of) impairment of mortgage servicing rights	-	(3,411)	2,402	4,914	773
Less loss on sale of mortgage servicing rights	-	4,447	-	-	-
Core noninterest expense	$45,295	$45,242	$48,832	$44,141	$39,968
Net interest income (tax-equivalent basis)	30,963	29,686	28,213	29,090	26,322
Total noninterest income	31,087	31,332	43,962	38,356	31,035
Less change in fair value on mortgage servicing rights	(501)	-	-	-	-
Less gain on sales or write-downs of foreclosed and other assets	748	(349)	1,653	(254)	129
Less gain on sales of securities	1	-	416	2,591	1,400
Core noninterest income	30,839	31,681	41,893	36,019	29,506
Core revenue	$61,802	$61,367	$70,106	$65,109	$55,828
Efficiency ratio (GAAP)(1)	75.67%	78.39%	77.58%	75.84%	72.57%
Core efficiency ratio (tax-equivalent basis)	73.29%	73.72%	69.65%	67.80%	71.59%

(1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2017	2016

Banking segment core efficiency ratio (tax equivalent)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core noninterest expense	$45,295	$45,242	$48,832	$44,141	$39,968
Less Mortgage segment noninterest expense	17,670	22,256	23,744	22,451	15,740
Add (recovery of) impairment of mortgage servicing rights	-	(3,411)	2,402	4,914	773
Add loss on sale of mortgage servicing rights	-	4,447	-	-	-
Adjusted Banking segment noninterest expense	27,625	24,022	27,490	26,604	25,001
Adjusted core revenue	61,802	61,367	70,106	65,109	55,828
Less Mortgage segment noninterest income	19,414	22,975	27,957	22,918	18,359
Less change in fair value on mortgage servicing rights	(501)	-	-	-	-
Adjusted Banking segment total revenue	$42,889	$38,392	$42,149	$42,191	$37,469
Banking segment core efficiency ratio (tax-equivalent basis)	64.41%	62.57%	65.22%	63.06%	66.72%

Mortgage segment core efficiency ratio (tax equivalent)
Noninterest expense	$46,417	$47,319	$55,529	$50,595	$41,347
Less impairment of mortgage servicing rights	-	(3,411)	2,402	4,914	773
Less loss on sale of mortgage servicing rights	-	4,447	-	-	-
Less Banking segment noninterest expense	28,747	26,856	31,785	28,144	25,607
Adjusted Mortgage segment noninterest expense	$17,670	$19,427	$21,342	$17,537	$14,967
Total noninterest income	31,087	31,332	43,962	38,356	31,035
Less Banking segment noninterest income	11,673	8,357	16,005	15,438	12,676
Less change in fair value on mortgage servicing rights	(501)	-	-	-	-
Adjusted Mortgage segment total revenue	$19,915	$22,975	$27,957	$22,918	$18,359
Mortgage segment core efficiency ratio (tax-equivalent basis)	88.73%	84.56%	76.34%	76.52%	81.52%

	2017	2016

Tangible assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible Assets
Total assets	$3,166,459	$3,276,881	$3,187,180	$2,917,958	$2,855,563
Less goodwill	46,867	46,867	46,867	46,867	46,867
Less core deposit intangibles	4,171	4,563	5,090	5,616	6,143
Tangible assets	$3,115,421	$3,255,451	$3,135,223	$2,865,475	$2,802,553
Tangible Common Equity
Total shareholders' equity	$342,142	$330,498	$329,108	$265,768	$253,236
Less goodwill	46,867	46,867	46,867	46,867	46,867
Less core deposit intangibles	4,171	4,563	5,090	5,616	6,143
Tangible common equity	$291,104	$279,068	$277,151	$213,285	$200,226
Common shares outstanding	24,154,323	24,107,660	23,975,122	17,180,000	17,180,000
Book value per common share	$14.16	$13.71	$13.73	$15.47	$14.74
Tangible book value per common share	$12.05	$11.58	$11.56	$12.41	$11.65
Total shareholders' equity to total assets	10.81%	10.09%	10.33%	9.11%	8.87%
Tangible common equity to tangible assets	9.34%	8.65%	8.84%	7.44%	7.14%
Net income	$9,753	$9,010	$1,207	$15,775	$14,599
Return on tangible common equity	13.59%	12.84%	1.73%	29.75%	29.33%

	2017	2016

Return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total average shareholders' equity	$333,178	$318,986	$276,549	$259,790	$246,831
Less average goodwill	46,839	46,839	46,839	46,839	46,868
Less average core deposit intangibles	4,353	4,694	5,402	5,912	6,487
Average tangible common equity	$281,986	$267,453	$224,308	$207,039	$193,476
Net income	$9,753	$9,010	$1,207	$15,775	$14,599
Return on average tangible common equity	14.03%	13.40%	2.14%	30.64%	30.35%

	2017	2016
Pro forma return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average tangible common equity	$281,986	$267,453	$224,308	$207,039	$193,476
Pro forma net income	$9,753	$9,010	$10,033	$10,576	$9,803
Pro forma return on average tangible common equity	14.03%	13.40%	17.79%	20.55%	20.38%

FB Financial Corporation
First Quarter 2017
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data)

	2017	2016
Pro forma core return on average tangible equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Pre-tax pro forma net income	$15,178	$13,797	$15,979	$16,908	$15,640
Adjustments:
Add non-core items	874	2,426	4,628	4,117	(150)
Less pro forma core income tax expense	5,768	5,739	7,672	7,874	5,781
Pro forma core net income	$10,284	$10,484	$12,935	$13,151	$9,709
Pro forma core return on average tangible common equity	14.79%	15.60%	22.94%	25.55%	20.18%

	2017	2016
Pro forma core return on average assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income	$9,753	$9,010	$1,207	$15,775	$14,599
Average assets	3,172,149	3,206,398	3,015,670	2,900,074	2,885,447
Average equity	333,178	318,986	276,549	259,790	246,831
Return on average assets	1.25%	1.12%	0.16%	2.19%	2.03%
Return on average equity	11.87%	11.24%	1.74%	24.42%	23.79%
Pro forma core net income	10,284	10,484	12,935	13,151	9,709
Pro forma core return on average assets	1.31%	1.30%	1.71%	1.82%	1.35%
Pro forma core return on average equity	12.52%	13.08%	18.61%	20.36%	15.82%

	2017	2016
Pro forma core total revenue	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net interest income	$30,251	$29,032	$27,617	$28,358	$25,943
Noninterest income	31,087	31,332	43,962	38,356	31,035
Less adjustments:
Change in fair value of mortgage servicing rights	(501)	-	-	-	-
Gain on sale of securities	1	-	416	2,591	1,400
(Loss) gain on sales or write-downs of foreclosed and other assets	748	(349)	1,653	(254)	129
Pro forma core total revenue	$61,090	$60,713	$69,510	$64,377	$55,449

	2017	2016
Core deposits	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total deposits	$2,701,199	$2,671,562	$2,640,072	$2,514,297	$2,469,133
Less jumbo time deposits	62,669	60,124	64,275	58,999	52,044
Core deposits	$2,638,530	$2,611,438	$2,575,797	$2,455,298	$2,417,089